EXHIBIT 10.1

AMENDMENT NO. 4

TO AMENDED AND RESTATED CREDIT AGREEMENT

This Amendment No. 4 to Amended and Restated Credit Agreement is dated as of June 30, 2015 (this “Agreement”), and is among the Lenders identified on the signature pages hereof as Lenders (which Lenders constitute the Required Lenders and, as applicable, all of the Lenders directly affected by the applicable amendments to be effected by this Agreement), WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association (“Wells Fargo”), as agent for the Lenders (Wells Fargo, in that capacity, “Agent”), PAC-VAN, INC., an Indiana corporation (“Pac-Van”), LONE STAR TANK RENTAL INC., a Delaware corporation (“Lone Star”), GFN REALTY COMPANY, LLC, a Delaware limited liability company (“GFNRC”), SOUTHERN FRAC, LLC, a Texas limited liability company (“Southern Frac” and, together with Pac-Van, Lone Star, and GFNRC, each a “Borrower”), and GFN MANUFACTURING CORPORATION, a Delaware corporation (“GFN Manufacturing”).

The Lenders, Agent, Pac-Van, Lone Star, and GFNRC are party to an Amended and Restated Credit Agreement dated as of April 7, 2014 (as amended, restated, supplemented, or otherwise modified before the date of this Agreement, the “Credit Agreement”).

The parties desire that Southern Frac become a “Borrower” under and as defined in the Credit Agreement and a “Grantor” under and as defined in the U.S. Guaranty and Security Agreement.

The parties desire that GFN Manufacturing become a “Grantor” and a “Guarantor” under and as defined in the U.S. Guaranty and Security Agreement.

The parties also desire to modify the Credit Agreement in certain respects.

The parties therefore agree as follows:

1. Definitions. Defined terms used but not defined in this Agreement are as defined in the Credit Agreement.

2. Increase to Maximum Revolver Amount. Agent, Lenders, and the Loan Parties desire that the Maximum Revolver Amount be increased by $12,000,000, such that the Maximum Revolver Amount, after giving effect to that increase and this Agreement, would increase from $220,000,000 to $232,000,000. In connection with that request, the Lenders have agreed to provide new Revolver Commitments or increase their existing Revolver Commitments. Agent, Lenders, and the Loan Parties desire that the desired increase to the Maximum Revolver Amount become effective as of the effective date of this Agreement. The desired increase to the Maximum Revolver Commitment to be effected by this Agreement will not constitute an Increase.

3. Joinders (Southern Frac; GFN Manufacturing).

(a) Pursuant to the Credit Agreement, Southern Frac, by its signature below, becomes a “Borrower” under the Credit Agreement with the same force and effect as if originally party thereto as a “Borrower,” and Southern Frac hereby (1) agrees to all of the terms and provisions of the Credit Agreement applicable to it as a “Borrower” thereunder and (2) represents and warrants that the representations and warranties made by it as a “Borrower” thereunder are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that are already qualified or modified by materiality in the text thereof) on and as of the date hereof. Each reference to a “Borrower” (or to “Borrowers”) in the Credit Agreement shall be deemed to include Southern Frac.

(b) In accordance with the U.S. Guaranty and Security Agreement, Southern Frac, by its signature below, becomes a “Grantor” under the U.S. Guaranty and Security Agreement with the same force and effect as if originally named therein as a “Grantor,” and Southern Frac hereby (1) agrees to all of the terms and provisions of the U.S. Guaranty and Security Agreement applicable to it as a “Grantor” thereunder and (2) represents and warrants that the representations and warranties made by it as a “Grantor” thereunder are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that are already qualified or modified by materiality in the text thereof) on and as of the date hereof. In furtherance of the foregoing, Southern Frac hereby unconditionally grants, assigns, and pledges to Agent, for the benefit of the Lender Group and the Bank Product Providers, to secure the Secured Obligations, a continuing security interest in and to all of Southern Frac’s right, title and interest in and to the Collateral. Each reference to a “Grantor” (or to “Grantors”) in the U.S. Guaranty and Security Agreement shall be deemed to include Southern Frac.

(c) In accordance with the U.S. Guaranty and Security Agreement, GFN Manufacturing, by its signature below, becomes a “Grantor” and a “Guarantor” under the U.S. Guaranty and Security Agreement with the same force and effect as if originally named therein as a “Grantor” and a “Guarantor,” and GFN Manufacturing hereby (1) agrees to all of the terms and provisions of the U.S. Guaranty and Security Agreement applicable to it as a “Grantor” or a “Guarantor” thereunder, and (2) represents and warrants that the representations and warranties made by it as a “Grantor” or a “Guarantor” thereunder are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that are already qualified or modified by materiality in the text thereof) on and as of the date hereof. In furtherance of the foregoing, GFN Manufacturing hereby (1) unconditionally and irrevocably guarantees as a primary obligor and not merely as a surety the full and prompt payment when due, whether upon maturity, acceleration, or otherwise, of all of the Guarantied Obligations and (2) unconditionally grants, assigns, and pledges to Agent, for the benefit of the Lender Group and the Bank Product Providers, to secure the Secured Obligations, a continuing security interest in and to all of GFN Manufacturing’s right, title and interest in and to the Collateral. Each reference to a “Grantor” or a “Guarantor” (or to “Grantors” or to “Guarantors”) in the U.S. Guaranty and Security Agreement shall be deemed to include GFN Manufacturing.

(d) Pursuant to the Credit Agreement and the Intercompany Subordination Agreement, each of Southern Frac and GFN Manufacturing, by its signature below, becomes a “Creditor Obligor” under the Intercompany Subordination Agreement and a “Debtor Obligor” under the Debtor Obligors’ consent thereto with the same force and effect as if originally named therein as a “Creditor Obligor” or a “Debtor Obligor,” as applicable, and each of Southern Frac and GFN Manufacturing hereby (1) agrees to all of the terms and provisions of the Intercompany Subordination Agreement and the Debtor Obligors’ consent thereto applicable to it as a “Creditor Obligor” or a “Debtor Obligor” thereunder and (2) represents and warrants that the representations and warranties made by it as a “Creditor Obligor” or a “Debtor Obligor” thereunder are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that are already qualified or modified by materiality in the text thereof) on and as of the date hereof. Each reference to a “Creditor Obligor” or a “Debtor Obligor” (or to “Creditor Obligors” or to “Debtor Obligors”) in the Intercompany Subordination Agreement or the Debtor Obligors’ consent thereto shall be deemed to include each of Southern Frac and GFN Manufacturing.

(e) Pursuant to the Credit Agreement and the Master Intercompany Note (used in this Agreement as defined in the Intercompany Subordination Agreement), each of Southern Frac and GFN Manufacturing, by its signature below, becomes a “Debtor Obligor” under the Master Intercompany Note and a “Creditor Obligor” under the endorsement thereto with the same force and effect as if originally named therein as a “Debtor Obligor” or a “Creditor Obligor,” as applicable, and each of Southern Frac and GFN Manufacturing hereby (1) agrees to all of the terms and provisions of the Master Intercompany Note and the endorsement thereto applicable to it as a “Debtor Obligor” or a “Creditor Obligor” thereunder and (2) represents and warrants that the representations and warranties made by it as a “Debtor Obligor” or a “Creditor Obligor” thereunder are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that are already qualified or modified by materiality in the text thereof) on and as of the date hereof. Each reference to a “Debtor Obligor” or a “Creditor Obligor” (or to “Debtor Obligors” or to “Creditor Obligors”) in the Master Intercompany Note or the endorsement thereto shall be deemed to include each of Southern Frac and GFN Manufacturing.

(f) Each of Southern Frac and GFN Manufacturing authorizes Agent at any time and from time to time to file, transmit, or communicate, as applicable, financing statements and amendments thereto (1) describing the Collateral as “all personal property of debtor” or “all assets of debtor” or words of similar effect, (2) describing the Collateral as being of equal or lesser scope or with greater detail, or (3) that contain any information required by part 5 of Article 9 of the Code for the sufficiency or filing office acceptance. Each of Southern Frac and GFN Manufacturing also hereby ratifies any and all financing statements or amendments previously filed by Agent in any jurisdiction in connection with the Loan Documents.

(g) Attached to this Agreement as Exhibit A are supplemental schedules to the U.S. Guaranty and Security Agreement with respect to Southern Frac and GFN Manufacturing, which supplemental schedules supplement the applicable schedules to the U.S. Guaranty and Security Agreement and shall be deemed a part thereof for all purposes of the U.S. Guaranty and Security Agreement.

(h) Attached to this Agreement as Exhibit B are supplementary schedules to the Perfection Certificate with respect to Southern Frac and GFN Manufacturing, which supplementary schedules supplement the applicable schedules to the Perfection Certificate and shall be deemed a part of the Perfection Certificate for all purposes under the Loan Documents.

4. Amendments to Credit Agreement.

(a) Section 2.3(b) of the Credit Agreement is hereby amended by replacing “$22,000,000” with “$23,200,000”.

(b) Section 2.3(d)(i) of the Credit Agreement is hereby amended by replacing “$22,000,000” with “$23,200,000”.

(c) Section 2.3(d)(iv) of the Credit Agreement is hereby amended by replacing “$22,000,000” with “$23,200,000”.

(d) Section 4.6(b) of the Credit Agreement is hereby amended by replacing each instance of “Amendment No. 2 Effective Date” with “Amendment No. 4 Effective Date”.

(e) Section 4.14 of the Credit Agreement is hereby amended as follows: (1) by replacing each of the first and third instance of “Amendment No. 2 Effective Date” with “Amendment No. 4 Effective Date”; and (2) by replacing “after giving effect to Amendment No. 2 on the Amendment No. 2 Effective Date” with “after giving effect to Amendment No. 4 on the Amendment No. 4 Effective Date”.

(f) Section 4.22 of the Credit Agreement is hereby amended to read in its entirety as follows:

“           4.22           Eligible Accounts, Eligible Extended Lone Star Accounts, Eligible Backend-Charge Accounts, and Eligible Southern Frac Accounts. As to each Account that is identified by Borrowers as an Eligible Account, an Eligible Extended Lone Star Account, an Eligible Backend-Charge Account, or an Eligible Southern Frac Account in a Borrowing Base Certificate submitted to Agent, such Account is (a) a bona fide existing payment obligation of the applicable Account Debtor created by the sale or lease and delivery of Inventory or the rendition of services to such Account Debtor in the ordinary course of the Loan Parties’ business, (b) owed to a Borrower or a Qualified Subsidiary Guarantor (or (i) in the case of Eligible Extended Lone Star Accounts, owed to Lone Star, and (ii) in the case of Eligible Southern Frac Accounts, owed to Southern Frac) without any known defenses, disputes, offsets, counterclaims, or rights of return or cancellation, (c) in the case of Eligible Accounts, not excluded as ineligible by virtue of one or more of the excluding criteria (other than any Agent-discretionary criteria) set forth in the definition of Eligible Accounts, (d) in the case Eligible Extended Lone Star Accounts, not excluded as ineligible by virtue of one or more of the excluding criteria (other than any Agent-discretionary criteria) set forth in the definition of Eligible Extended Lone Star Accounts, (e) in the case Eligible Backend-Charge Accounts, not excluded as ineligible by virtue of one or more of the excluding criteria (other than any Agent-discretionary criteria) set forth in the definition of Eligible Backend-Charge Accounts, and (f) in the case of Eligible Southern Frac Accounts, not excluded as ineligible by virtue of one or more of the excluding criteria (other than any Agent-discretionary criteria) set forth in the definition of Eligible Southern Frac Accounts.”

(g) Section 4.23 of the Credit Agreement is hereby amended to read in its entirety as follows:

“           4.23           Eligible Inventory; Eligible Southern Frac Raw Materials Inventory; Eligible Southern Frac Tanks.

(a)           As to each item of Inventory that is identified by Borrowers as Eligible Fleet Inventory, Eligible Step Inventory, or Eligible Southern Frac Finished Goods Inventory in a Borrowing Base Certificate submitted to Agent, such Inventory is (i) of good and merchantable quality, free from known defects, and (ii) not excluded as ineligible by virtue of one or more of the excluding criteria (other than any Agent-discretionary criteria) set forth in the definition of Eligible Inventory.

(b)           As to each item of Inventory that is identified by Borrowers as Eligible Southern Frac Raw Materials Inventory in a Borrowing Base Certificate submitted to Agent, such Inventory is (i) of good and merchantable quality, free from known defects, and (ii) not excluded as ineligible by virtue of one or more of the excluding criteria (other than any Agent-discretionary criteria) set forth in the definition of Eligible Southern Frac Raw Materials Inventory.

(c)           As to each Southern Frac Tank that is identified by Borrowers as Eligible Southern Frac Tank in a Borrowing Base Certificate submitted to Agent, such Southern Frac Tank is not excluded as ineligible by virtue of one or more of the excluding criteria (other than any Agent-discretionary criteria) set forth in the definition of Eligible Southern Frac Tanks.”

(h) Section 5.6 of the Credit Agreement is hereby amended by replacing each instance of “Amendment No. 2 Effective” with “Amendment No. 4 Effective Date”.

(i) Section 6.6(a)(i) of the Credit Agreement is hereby amended by replacing “$22,000,000” with “$23,200,000”.

(j) Section 6.7(d) of the Credit Agreement is hereby amended to read in its entirety as follows:

“           (d)           any Loan Party may make any dividend or distribution to an Affiliate of that Loan Party (other than GFN Manufacturing) on account of Equity Interests of such Loan Party held by such Affiliate, so long as such Affiliate is a Loan Party;”

(k) Section 6.7(g) of the Credit Agreement is hereby amended by replacing “$22,000,000” with “$23,200,000”.

(l) Section 6.7(i) of the Credit Agreement is hereby amended as follows: (1) by replacing “$22,000,000” with “$23,200,000”; and (2) by replacing “$17,500,000” with “$18,200,000”.

(m) Section 6.7(k) of the Credit Agreement is hereby amended as follows: (1) by replacing “$22,000,000” with “$23,200,000”; (2) by replacing “$17,500,000” with “$18,200,000”; and (3) by replacing the period at the end of that section with “; and”.

(n) Section 6.7 of the Credit Agreement is hereby further amended as follows: (1) by deleting the word “and” at the end of Section 6.7(j); and (2) by inserting the following new Section 6.7(l) after amended Section 6.7(k):

“           (l)           in addition to any Affiliate Distributions or other dividends permitted under this Section 6.7, Southern Frac may declare and pay dividends to GFN Manufacturing on account of Equity Interests issued to GFN Manufacturing by Southern Frac in an aggregate amount not to exceed the outstanding amount of the GFN Manufacturing–Shane Boston Loan, so long as before and immediately after giving effect to the payment of any such dividend, (1) no Default or Event of Default shall have occurred and be continuing or would result therefrom; and (2) such dividends, to the extent that such dividends are used to repay the GFN Manufacturing–Shane Boston Loan, are paid no earlier than ten (10) Business Days prior to the date GFN Manufacturing intends to make one or more repayments in an aggregate like amount in respect of the GFN Manufacturing–Shane Boston Loan.”

(o) Section 6.10(e) of the Credit Agreement is hereby amended as follows: (1) by replacing “$22,000,000” with “$23,200,000”; and (2) by replacing “$17,500,000” with “$18,200,000”.

(p) Section 14.1(c) of the Credit Agreement is hereby amended to read in its entirety as follows:

“           (c)           No amendment, waiver, modification, elimination, or consent shall do any of the following, in each case without written consent of Agent, Borrowers and the Supermajority Lenders: (i) amend, modify, or eliminate the definition of Borrowing Base, Borrowing Base (Individual), or any of the defined terms (including, without limitation, the definitions of Eligible Accounts, Eligible Backend-Charge Accounts, Eligible Branch-Use Equipment, Eligible Equipment, Eligible Extended Lone Star Accounts, Eligible Fleet Inventory, Eligible Inventory, Eligible Real Property, Eligible Rolling Stock Equipment, Eligible Step Inventory, Eligible Southern Frac Accounts, Eligible Southern Frac Finished Goods Inventory, Eligible Southern Frac Raw Materials Inventory, Eligible Southern Frac Tanks, and Real Property Sublimit Formula Amount) that are used in any such definition to the extent that any such change results in more credit being made available to one or more Borrowers based upon the Borrowing Base or any Borrowing Base (Individual), but not otherwise; (ii) amend, modify, or eliminate the definition of Initial Maximum Real Property Sublimit Amount, Maximum Real Property Sublimit Amount, or Maximum Revolver Amount; (iii) change Section 2.1(c); or (iv) permit any principal amount of a Real Property Sublimit Loan that is repaid or prepaid to be reborrowed.”

(q) The definition of “Affiliate” in Schedule 1.1 of the Credit Agreement is hereby amended by replacing “the definition of Eligible Accounts and Section 6.10 of the Agreement” with “the definition of Eligible Accounts, the definition of Eligible Southern Frac Accounts, and Section 6.10 of the Agreement”.

(r) The definition of “Borrowing Base” in Schedule 1.1 to the Credit Agreement is hereby amended to read in its entirety as follows:

“           “Borrowing Base” means, as of any date of determination, the Dollar-equivalent result of:

(a)           85% of the amount of Borrowers’ and Qualified Subsidiary Guarantors’ Eligible Accounts, less the amount, if any, of the Dilution Reserve, plus

(b)           the lesser of

(i)           $500,000, and

(ii)           50% of the amount of Borrowers’ and Qualified Subsidiary Guarantors’ Eligible Backend-Charge Accounts, less the amount, if any, of the Dilution Reserve, plus

(c)           the lesser of

(i)           $2,000,000, and

(ii)           85% of the amount of Lone Star’s Eligible Extended Lone Star Accounts, less the amount, if any, of the Dilution Reserve, plus

(d)           the lowest of

(i)           $10,000,000,

(ii)           the sum of the following:

(A)           the product of 50%, multiplied by the value (calculated at the lower of cost or market on a basis consistent with Loan Parties’ historical accounting practices) of Borrowers’ and Qualified Subsidiary Guarantors’ Eligible Rolling Stock Equipment, plus

(B)           the product of 50%, multiplied by the value (calculated at the lower of cost or market on a basis consistent with Loan Parties’ historical accounting practices) of Borrowers’ and Qualified Subsidiary Guarantors’ Eligible Branch-Use Equipment, plus

(C)           the lesser of the following:

(1)           $500,000, and

(2)           the product of 50%, multiplied by the value (calculated at the lower of cost or market on a basis consistent with Loan Parties’ historical accounting practices) of Borrowers’ and Qualified Subsidiary Guarantors’ Eligible Step Inventory, and

(iii)           the sum of the following:

(A)           the product of 85%, multiplied by the most recently determined Net Recovery Percentage, multiplied by the value (calculated at the lower of cost or market on a basis consistent with Loan Parties’ historical accounting practices) of Borrowers’ and Qualified Subsidiary Guarantors’ Eligible Rolling Stock Equipment (such determination may be made as to different categories of such Eligible Rolling Stock Equipment based upon the Net Recovery Percentage applicable to such categories) at such time, plus

(B)           the product of 85%, multiplied by the most recently determined Net Recovery Percentage, multiplied by the value (calculated at the lower of cost or market on a basis consistent with Loan Parties’ historical accounting practices) of Borrowers’ and Qualified Subsidiary Guarantors’ Eligible Branch-Use Equipment (such determination may be made as to different categories of such Eligible Branch-Use Equipment based upon the Net Recovery Percentage applicable to such categories) at such time, plus

(C)           the lesser of the following:

(1)           $500,000, and

(2)           the product of 85%, multiplied by the most recently determined Net Recovery Percentage, multiplied by the value (calculated at the lower of cost or market on a basis consistent with Loan Parties’ historical accounting practices) of Borrowers’ and Qualified Subsidiary Guarantors’ Eligible Step Inventory (such determination may be made as to different categories of such Eligible Step Inventory based upon the Net Recovery Percentage applicable to such categories) at such time, plus

(e)           the lesser of

(i)           the product of 80%, multiplied by the value (calculated at the lower of cost or market on a basis consistent with Loan Parties’ historical accounting practices) of Borrowers’ and Qualified Subsidiary Guarantors’ Eligible Fleet Inventory, and

(ii)           the product of 85%, multiplied by the most recently determined Net Recovery Percentage, multiplied by the value (calculated at the lower of cost or market on a basis consistent with Loan Parties’ historical accounting practices) of Borrowers’ and Qualified Subsidiary Guarantors’ Eligible Fleet Inventory (such determination may be made as to different categories of such Eligible Fleet Inventory based upon the Net Recovery Percentage applicable to such categories) at such time, plus

(f)           the lesser of

(i)           the Maximum Real Property Sublimit Amount at such time, and

(ii)           the Real Property Sublimit Formula Amount for all Eligible Real Property at such time, plus

(g)           85% of the amount of Southern Frac’s Eligible Southern Frac Accounts, less the amount, if any, of the Dilution Reserve, plus

(h)           the lesser of

(i)           the product of 60%, multiplied by the value (calculated at the lower of cost or market on a basis consistent with Loan Parties’ historical accounting practices) of Southern Frac’s Eligible Southern Frac Finished Goods Inventory, and

(ii)           the product of 85%, multiplied by the most recently determined Net Recovery Percentage, multiplied by the value (calculated at the lower of cost or market on a basis consistent with Loan Parties’ historical accounting practices) of Southern Frac’s Eligible Southern Frac Finished Goods Inventory (such determination may be made as to different categories of such Eligible Southern Frac Finished Goods Inventory based upon the Net Recovery Percentage applicable to such categories) at such time, plus

(i)           the lesser of

(i)           the product of 60%, multiplied by the value (calculated at the lower of cost or market on a basis consistent with Loan Parties’ historical accounting practices) of Southern Frac’s Eligible Southern Frac Raw Materials Inventory, and

(ii)           the product of 85%, multiplied by the most recently determined Net Recovery Percentage, multiplied by the value (calculated at the lower of cost or market on a basis consistent with Loan Parties’ historical accounting practices) of Southern Frac’s Eligible Southern Frac Raw Materials Inventory (such determination may be made as to different categories of such Eligible Southern Frac Raw Materials Inventory based upon the Net Recovery Percentage applicable to such categories) at such time, plus

(j)           the product of 85%, multiplied by the most recently determined Net Recovery Percentage, multiplied by the value (calculated at the lower of cost or market on a basis consistent with Loan Parties’ historical accounting practices) of Southern Frac’s Eligible Southern Frac Tanks (such determination may be made as to different categories of such Eligible Southern Frac Tanks based upon the Net Recovery Percentage applicable to such categories) at such time, minus

(k)           the aggregate amount of Reserves, if any, established by Agent under Section 2.1(c) of the Agreement.”

(s) The definition of “Dilution Reserve” in Schedule 1.1 to the Credit Agreement is hereby amended to read in its entirety as follows:

“           “Dilution Reserve” means, as of any date of determination, an amount sufficient to reduce the advance rate against Eligible Accounts, Eligible Extended Lone Star Accounts, Eligible Backend-Charge Accounts, and/or Eligible Southern Frac Accounts by 1 percentage point for each percentage point by which Dilution is in excess of 5%.”

(t) The definition of “Eligible Accounts” in Schedule 1.1 of the Credit Agreement is hereby amended as follows: (1) in the introductory clause, by replacing “created by a Borrower or a Qualified Subsidiary Guarantor” with “created by a Borrower or a Qualified Subsidiary Guarantor (other than Southern Frac)”; and (2) by amending clause (i) to read in its entirety as follows:

“           (i)           Accounts with respect to an Account Debtor or a group of Account Debtors that are Affiliates whose total obligations owing to Borrowers and Qualified Subsidiary Guarantors (including Southern Frac) exceed 15% (such percentage, as applied to a particular Account Debtor or group of Account Debtors that are Affiliates, being subject to reduction by Agent in its Permitted Discretion if the creditworthiness of such Account Debtor or such Account Debtors deteriorates) of the aggregate amount of all otherwise Eligible Accounts and all otherwise Eligible Southern Frac Accounts, to the extent of the obligations owing by such Account Debtor or group of Account Debtors in excess of such percentage; provided, that, in each case, the amount of Eligible Accounts that are excluded because they exceed the foregoing percentage shall be determined by Agent based on all of the otherwise Eligible Accounts and all otherwise Southern Frac Accounts prior to giving effect to any eliminations based upon the foregoing concentration limit,”

(u) The definition of “Eligible Backend-Charge Accounts” in Schedule 1.1 of the Credit Agreement is hereby amended by replacing “created by a Borrower or a Qualified Subsidiary Guarantor” with “created by a Borrower or a Qualified Subsidiary Guarantor (other than Southern Frac)”.

(v) The definition of “Eligible Branch-Use Equipment” in Schedule 1.1 to the Credit Agreement is hereby amended to read in its entirety as follows:

“           “Eligible Branch-Use Equipment” means Equipment of a Borrower or a Qualified Subsidiary Guarantor (other than Southern Frac) that qualifies as Eligible Equipment and consists of Branch-Use Equipment.”

(w) The definition of “Eligible Fleet Inventory” in Schedule 1.1 to the Credit Agreement is hereby amended to read in its entirety as follows:

“           “Eligible Fleet Inventory” means Inventory of a Borrower or a Qualified Subsidiary Guarantor (other than Southern Frac) that qualifies as Eligible Inventory and consists of Rental Fleet Inventory or Other Fleet Inventory.”

(x) The definition of “Eligible Rolling Stock Equipment” in Schedule 1.1 to the Credit Agreement is hereby amended to read in its entirety as follows:

“           “Eligible Rolling Stock Equipment” means Equipment of a Borrower or a Qualified Subsidiary Guarantor (other than Southern Frac) that qualifies as Eligible Equipment and consists of Rolling Stock Equipment.”

(y) The definition of “Eligible Step Inventory” in Schedule 1.1 to the Credit Agreement is hereby amended to read in its entirety as follows:

“           “Eligible Step Inventory” means Inventory of a Borrower or a Qualified Subsidiary Guarantor (other than Southern Frac) that qualifies as Eligible Inventory and consists of Step Inventory.”

(z) The definition of “Fee Letter” in Schedule 1.1 of the Credit Agreement is hereby amended by replacing “Amendment No. 2 Effective Date” with “Amendment No. 4 Effective Date”.

(aa) The definition of “Maximum Revolver Amount” in Schedule 1.1 of the Credit Agreement is hereby amended by replacing “$220,000,000” with “$232,000,000”.

(bb) Clause (d) of the definition of “Permitted Liens” in Schedule 1.1 to the Credit Agreement is hereby amended by replacing “Amendment No. 2 Effective Date” with “Amendment No. 4 Effective Date”.

(cc) The definition of “Receivables Reserves” in Schedule 1.1 of the Credit Agreement is hereby amended by replacing “with respect to the Eligible Accounts or the Maximum Revolver Amount” with “with respect to the Eligible Accounts, the Eligible Extended Lone Star Accounts, the Eligible Backend-Charge Accounts, the Eligible Southern Frac Accounts, or the Maximum Revolver Amount”.

(dd) Schedule 1.1 to the Credit Agreement is hereby further amended by inserting the following new definitions in the appropriate alphabetical order:

“           “Amendment No. 4” means an Amendment No. 4 to Amended and Restated Credit Agreement dated as of June 30, 2015, between Agent, certain of the Lenders, and certain of the Loan Parties.

“Amendment No. 4 Effective Date” means the effective date of Amendment No. 4, which effective date is June 30, 2015.

“Eligible Southern Frac Accounts” means those Accounts created by Southern Frac in the ordinary course of its business, that arise out of Southern Frac’s sale of goods or rendition of services, that comply with each of the representations and warranties respecting Eligible Southern Frac Accounts made in the Loan Documents, and that are not excluded as ineligible by virtue of one or more of the excluding criteria set forth below; provided, that such criteria may be revised from time to time by Agent in Agent’s Permitted Discretion to address the results of any field examination performed by (or on behalf of) Agent from time to time after the Amendment No. 4 Effective Date. In determining the amount to be included, Eligible Southern Frac Accounts shall be calculated net of customer deposits, unapplied cash, taxes, discounts, credits, allowances, and rebates. Eligible Southern Frac Accounts shall not include the following:

(a)           (i) in the case of Accounts owed by one or more of Globe Energy Services and its Affiliates, Accounts that the Account Debtor has failed to pay within 120 days of original invoice date; (ii) in the case of Accounts owed by one or more of Baker Corp and its Affiliates, Accounts that the Account Debtor has failed to pay within 105 days of original invoice date; (iii) in the case of Accounts owed by one or more of MVA Trucking & Rentals, L.L.C., and its Affiliates, Accounts that the Account Debtor has failed to pay within 120 days of original invoice date; and (iv) in the case of all other Accounts, Accounts that the Account Debtor has failed to pay within 90 days of original invoice date;

(b)           (i) in the case of Accounts owed by one or more of Globe Energy Services and its Affiliates, Accounts with selling terms of more than 90 days; and (ii) in the case of all other Accounts, Accounts with selling terms of more than 60 days;

(c)           Accounts owed by an Account Debtor (or its Affiliates) where 25% or more of all Accounts owed by that Account Debtor (or its Affiliates) are deemed ineligible under clause (a) or (b) above or clause (i) or (s) below;

(d)           Accounts with respect to which the Account Debtor is an Affiliate of any Borrower or of any Qualified Subsidiary Guarantor or an employee or agent of any Borrower, any Qualified Subsidiary Guarantor, or any Affiliate of any Borrower or of any a Qualified Subsidiary Guarantor;

(e)           Accounts arising in a transaction wherein goods are placed on consignment or are sold pursuant to a guaranteed sale, a sale or return, a sale on approval, a bill and hold, or any other terms by reason of which the payment by the Account Debtor may be conditional;

(f)           Accounts that are not payable in Dollars;

(g)           Accounts with respect to which the Account Debtor either (i) does not maintain its chief executive office in the United States or a Qualified Canadian Jurisdiction, or (ii) is not organized under the laws of the United States or any state thereof or under the laws of Canada or a Qualified Canadian Jurisdiction, or (iii) is the government of any foreign country or sovereign state, or of any state, province, municipality, or other political subdivision thereof, or of any department, agency, public corporation, or other instrumentality thereof, unless (A) the Account is supported by an irrevocable letter of credit reasonably satisfactory to Agent (as to form, substance, and issuer or domestic confirming bank) that has been delivered to Agent and is directly drawable by Agent, or (B) the Account is covered by credit insurance in form, substance, and amount, and by an insurer, reasonably satisfactory to Agent;

(h)           Accounts with respect to which the Account Debtor is either (i) the United States or Canada or any department, agency, or instrumentality of the United States or Canada (exclusive, however, of Accounts with respect to which Borrowers and Qualified Subsidiary Guarantors have complied, to the reasonable satisfaction of Agent, with the Assignment of Claims Act, 31 USC §3727), the Financial Administration Act (Canada), or other applicable law, as applicable, or (ii) any state of the United States or any province of Canada;

(i)           Accounts with respect to which the Account Debtor is a creditor of a Borrower or a Qualified Subsidiary Guarantor, has or has asserted a right of recoupment or setoff, or has disputed its obligation to pay all or any portion of the Account, to the extent of such claim, right of recoupment or setoff, or dispute;

(j)           that portion of Accounts which reflect a reasonable reserve for warranty claims or returns or amounts which are owed to account debtors, including those for rebates, allowances, co-op advertising, new store allowances or other deductions;

(k)           Accounts with respect to an Account Debtor or a group of Account Debtors that are Affiliates whose total obligations owing to Borrowers and Qualified Subsidiary Guarantors (including Southern Frac) exceed 15% (such percentage, as applied to a particular Account Debtor or group of Account Debtors that are Affiliates, being subject to reduction by Agent in its Permitted Discretion if the creditworthiness of such Account Debtor or such Account Debtors deteriorates) of the aggregate amount of all otherwise Eligible Accounts and all otherwise Eligible Southern Frac Accounts, to the extent of the obligations owing by such Account Debtor or group of Account Debtors in excess of such percentage; provided, that, in each case, the amount of Eligible Southern Frac Accounts that are excluded because they exceed the foregoing percentage shall be determined by Agent based on all of the otherwise Eligible Accounts and all otherwise Southern Frac Accounts prior to giving effect to any eliminations based upon the foregoing concentration limit;

(l)           Accounts with respect to which the Account Debtor is subject to an Insolvency Proceeding, is not Solvent, has gone out of business, or as to which any Borrower or any Qualified Subsidiary Guarantor has received notice of an imminent Insolvency Proceeding or a material impairment of the financial condition of such Account Debtor;

(m)           Accounts, the collection of which, Agent, in its Permitted Discretion, believes to be doubtful, including by reason of the Account Debtor’s financial condition;

(n)           Accounts representing credit card sales or “C.O.D.” sales;

(o)           Accounts that are not subject to a valid and perfected first-priority Agent’s Lien or that are subject to any other Lien, unless such other Lien is a Permitted Lien and the holder of such Permitted Lien has entered into an intercreditor agreement with Lender reasonably acceptable to Agent;

(p)           Accounts that consist of progress billings (such that the obligation of the Account Debtors with respect to such Accounts is conditioned upon Southern Frac’s satisfactory completion of any further performance under the agreement giving rise thereto) or retainage invoices;

(q)           Accounts with respect to which the Account Debtor is a Sanctioned Person or Sanctioned Entity;

(r)           that portion of Accounts which represent finance charges, service charges, sales taxes, or excise taxes;

(s)           that portion of Accounts which has been restructured, extended, amended, or otherwise modified;

(t)           bill and hold invoices, except those with respect to which Agent has received an agreement in writing from the Account Debtor, in form and substance reasonably satisfactory to Agent, confirming the unconditional obligation of the Account Debtor to take the goods related thereto and pay such invoice, so long as such Accounts satisfy all other criteria for Eligible Southern Frac Accounts hereunder;

(u)           Accounts that have not been invoiced;

(v)           Accounts constituting (i) proceeds of copyrightable material, unless such copyrightable material has been registered with the United States Copyright Office, or (ii) proceeds of patentable inventions, unless such patentable inventions have been registered with the United States Patent and Trademark Office;

(w)           Accounts owned by a target acquired in connection with a Permitted Acquisition, until the completion of an appraisal and field examination with respect to such target, in each case, reasonably satisfactory to Agent (which appraisal and field examination (i) may be conducted prior to the closing of such Permitted Acquisition and (ii) if conducted by or for Agent, will be subject to Section 2.10(c) and will be excluded for purposes of the limitation set forth in Section 2.10(c) as to the number of appraisals and field examinations for which Borrowers are obligated to reimburse Agent); or

(x)           Accounts or that portion of Accounts otherwise deemed ineligible by Agent in its Permitted Discretion.

“Eligible Southern Frac Finished Goods Inventory” means Inventory of Southern Frac (other than Southern Frac Tanks) that qualifies as Eligible Inventory and consists of first-quality finished goods held for sale in the ordinary course of Southern Frac’s business.

“Eligible Southern Frac Raw Materials Inventory” means Inventory of Southern Frac (other than Southern Frac Tanks) that consists of first-quality raw materials and that would be Eligible Inventory but for its being excluded as ineligible by virtue of the excluding criteria relating to raw materials set forth in clause (i) of the definition of Eligible Inventory.

“Eligible Southern Frac Tanks” means Southern Frac Tanks that qualify as Eligible Inventory.

“GFN Manufacturing” means GFN Manufacturing Corporation, a Delaware corporation. GFN Manufacturing became a Guarantor effective as of the Amendment No. 4 Effective Date.

“GFN Manufacturing–Shane Boston Loan” means Indebtedness evidenced by an Amended and Restated Promissory Note dated February 22, 2013, in the original principal amount of $1,670,000 executed by GFN Manufacturing and payable to the order of Shane Boston, an individual, the proceeds of which Indebtedness were used to finance a portion of the acquisition of Southern Frac by GFN Manufacturing.

“Southern Frac Tank” means a completed but unpainted frac tank or portable liquid storage tank that constitutes Inventory of Southern Frac held for sale or lease in the ordinary course of Southern Frac’s business.”

(ee) Schedule C-1 to the Credit Agreement is hereby amended to read in its entirety as set forth in Exhibit C to this Agreement.

(ff) Schedules A-2, D-1, P-1, P-2, 4.1(b), 4.1(c), 4.1(d), 4.6(b), 4.10, 4.11, 4.14, 4.24, 4.27, 5.6, 5.14, and 6.5 to the Credit Agreement are hereby amended (including in connection with the joinder of Southern Frac to the Credit Agreement and the joinder of GFN Manufacturing to the U.S. Guaranty and Security Agreement) to read in their entirety as set forth in Exhibit D to this Agreement.

5. Representations. To induce Agent and the Lenders to enter into this Agreement, each Loan Party signatory to this Agreement hereby represents to Agent and the Lenders as follows:

(1)
that that Loan Party is duly authorized to execute and deliver this Agreement and, if it is a Borrower, is and will continue to be duly authorized to borrow monies under the Credit Agreement, as amended by this Agreement, and to perform its obligations under the Credit Agreement, as amended by this Agreement;

(2)
that, with respect to each Borrower, the execution and delivery of this Agreement and the performance by that Borrower of its obligations under the Credit Agreement, as amended by this Agreement, do not and will not conflict with any provision of law or of the articles of incorporation or bylaws of that Borrower or of any agreement binding upon that Borrower;

(3)
that, with respect to each Borrower, the Credit Agreement, as amended by this Agreement, is a legal, valid, and binding obligation of that Borrower, enforceable against that Borrower in accordance with its terms, except as enforceability is limited by bankruptcy, insolvency, or other similar laws of general application affecting the enforcement of creditors’ rights or by general principles of equity limiting the availability of equitable remedies;

(4)
that the representations and warranties set forth in Section 4 of the Credit Agreement, as amended by this Agreement, are true and correct in all material respects (but if any representation or warranty is by its terms qualified by concepts of materiality, that representation or warranty is true and correct in all respects), in each case with the same effect as if such representations and warranties had been made on the date of this Agreement, with the exception that all references to the financial statements mean the financial statements most recently delivered to Agent except for such changes as are specifically permitted under the Credit Agreement and except to the extent that any such representation or warranty expressly relates to an earlier date;

(5)
that, with respect to each Borrower, that Borrower has complied with and is in compliance with all of the covenants set forth in the Credit Agreement, as amended by this Agreement, including those set forth in Section 5, Section 6, and Section 7 of the Credit Agreement; and

(6)	that as of the date of this Agreement, no Default or Event of Default has occurred and is continuing.

6. Conditions. The effectiveness of this Agreement is subject to satisfaction of the following conditions:

(1)	that Agent has received this Agreement executed by Agent, the Lenders, Borrowers, and GFN Manufacturing;

(2)	that Agent has received an amendment to the Intercompany Subordination Agreement, in form and substance reasonably satisfactory to Agent, executed by each applicable Person;

(3)	that Agent has received a fee letter, in form and substance reasonably satisfactory to Agent, executed by each applicable Person;

(4)
that Agent has received a letter, in form and substance reasonably satisfactory to Agent and executed by each applicable Person, from Wells Fargo, in its capacity as the lender to Southern Frac under Southern Frac’s credit facility governed by a Credit and Security Agreement dated as of October 1, 2012, and other related loan documentation, respecting the amount necessary to repay in full all of the obligations of Southern Frac and GFN Manufacturing owing under that credit facility and obtain a release of all of the Liens existing in favor of that lender in and to the assets of Southern Frac, together with termination statements and other documentation evidencing the termination by that lender of its Liens in and to the properties and assets of Southern Frac and of GFN Manufacturing;

(5)
that Agent has received evidence satisfactory to Agent that Borrowers will have Excess Availability plus Qualified Cash of at least $23,200,000 immediately after giving effect to the transactions contemplated by this Agreement or to be effected under the Credit Agreement, as amended by this Agreement, on or before the effective date of this Agreement (including, without limitation, (A) the repayment in full of the existing credit facility of Southern Frac referred to in clause (4) of this Section 6, and (B) the payment of all fees and expenses required to be paid by Borrowers on or before the effective date of this Agreement under this Agreement, the Credit Agreement, or the other Loan Documents);

(6)
that Agent has received copies (executed or certified, as appropriate) of all other legal documents or minutes of proceedings taken in connection with the execution and delivery of this Agreement to the extent Agent or its counsel reasonably requests;

(7)	that Borrowers have paid all fees and expenses required to be paid by Borrowers on the date of this Agreement under this Agreement, the Credit Agreement, or the other Loan Documents; and

(8)	that all legal matters incident to the execution and delivery of this Agreement are satisfactory to Agent and its counsel.

7. Release. Each Loan Party signatory to this Agreement hereby waives and releases any and all current existing claims, counterclaims, defenses, or set-offs of every kind and nature which it has or might have against Agent or any Lender arising out of, pursuant to, or pertaining in any way to the Credit Agreement, any and all documents and instruments delivered in connection with or relating to the foregoing, or this Agreement. Each Loan Party signatory to this Agreement hereby further covenants and agrees not to sue Agent or any Lender or assert any claims, defenses, demands, actions, or liabilities against Agent or any Lender which occurred prior to or as of the date of this Agreement arising out of, pursuant to, or pertaining in any way to the Credit Agreement, any and all documents and instruments delivered in connection with or relating to the foregoing, or this Agreement.

8. Miscellaneous.

(a) This Agreement is governed by, and is to be construed in accordance with, the laws of the State of Illinois. Each provision of this Agreement is severable from every other provision of this Agreement for the purpose of determining the legal enforceability of any specific provision.

(b) This Agreement binds Agent, the Lenders, and the Loan Parties signatory to this Agreement and their respective successors and assigns, and will inure to the benefit of Agent, the Lenders, and the Loan Parties signatory to this Agreement and the successors and assigns of Agent and each Lender.

(c) Except as specifically modified or amended by the terms of this Agreement, all other terms and provisions of the Credit Agreement and the other Loan Documents are incorporated by reference in this Agreement and in all respects continue in full force and effect. Each Loan Party signatory to this Agreement, by execution of this Agreement, hereby reaffirms, assumes, and binds itself to all of the obligations, duties, rights, covenants, terms, and conditions that are contained in the Credit Agreement and the other Loan Documents.

(d) Each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” or words of like import, and each reference to the Credit Agreement in any and all instruments or documents delivered in connection therewith, will be deemed to refer to the Credit Agreement, as amended by this Agreement.

(e) This Agreement is a Loan Document. Each Borrower acknowledges that Agent’s reasonable costs and out-of-pocket expenses (including reasonable attorneys’ fees) incurred in drafting this Agreement and in amending the Loan Documents as provided in this Agreement constitute Lender Group Expenses.

(f) The parties may sign this Agreement in several counterparts, each of which will be deemed to be an original but all of which together will constitute one instrument.

[Signature pages to follow]

The parties are signing this Amendment No. 4 to Amended and Restated Credit Agreement as of the date stated in the introductory clause.

PAC-VAN, INC., as a Borrower
By:	/s/ Christopher A. Wilson
Name:	Christopher A. Wilson
Title	Secretary

LONE STAR TANK RENTAL INC., as a Borrower
By:	/s/ Christopher A. Wilson
Name:	Christopher A. Wilson
Title	Secretary

GFN REALTY COMPANY, LLC, as a Borrower
By:	/s/ Christopher A. Wilson
Name:	Christopher A. Wilson
Title	Secretary

SOUTHERN FRAC, LLC, as a Borrower
By:	/s/ Christopher A. Wilson
Name:	Christopher A. Wilson
Title	Secretary

GFN MANUFACTURING CORPORATION, as a Borrower
By:	/s/ Christopher A. Wilson
Name:	Christopher A. Wilson
Title	Secretary

  Signature page to Amendment No. 4 to Amended and Restated Credit Agreement (Pac-Van)

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Agent and as a Lender
By:	/s/ Brian Hynds
Name:	Brian Hynds
Its Authorized Signatory

Signature page to Amendment No. 4 to Amended and Restated Credit Agreement (Pac-Van)

HSBC BANK USA, N.A., as a Lender
By:	/s/ William M. Ozaki
Name:	William M. Ozaki
Its Authorized Signatory

Signature page to Amendment No. 4 to Amended and Restated Credit Agreement (Pac-Van)

ONEWEST BANK N.A., f/k/a OneWest Bank, FSB, as a Lender
By:	/s/ John Farrace
Name:	John Farrace, EVP
Its Authorized Signatory

Signature page to Amendment No. 4 to Amended and Restated Credit Agreement (Pac-Van)

GUARANTOR ACKNOWLEDGMENT

This Guarantor Acknowledgment refers to, and is attached to, an Amendment No. 4 to Amended and Restated Credit Agreement dated as of June 30, 2015, among Pac-Van, Inc., an Indiana corporation (“Pac-Van”), Lone Star Tank Rental Inc., a Delaware corporation (“Lone Star”), GFN Realty Company, LLC, a Delaware limited liability company (“GFNRC”), Southern Frac, LLC, a Texas limited liability company (“Southern Frac” and, together with Pac-Van, Lone Star, and GFNRC, each a “Borrower”), GFN Manufacturing Corporation, a Delaware corporation, the Lenders identified on the signature pages thereof as Lenders, and Wells Fargo Bank, National Association, a national banking association, as agent for the Lenders (the “Amendment”). Defined terms used but not defined in this Guarantor Acknowledgment are as defined in the Amendment.

Each of the undersigned, in its capacity as a Guarantor, hereby does the following: (1) consents to the Amendment; (2) acknowledges that the Amendment does not in any way modify, limit, or release any of its obligations under the Guaranty and Security Agreement to which it is a party; (3) ratifies and confirms its obligations under the Guaranty and Security Agreement to which it is a party and acknowledges that those obligations continue in full force and effect; and (4) acknowledges that its consent to any other modification to any Loan Document will not be required as a result of the consent set forth in this Guarantor Acknowledgment having been obtained, except to the extent, if any, required by the specific terms of that Loan Document.

Dated as of the date of the Amendment.

PV ACQUISITION CORP., an Alberta corporation
By:	/s/ Christopher A. Wilson
Name:	Christopher A. Wilson
Title	Secretary

Guarantor Acknowledgment to Amendment No. 4 to Amended and Restated Credit Agreement (Pac-Van)